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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-61199, 333-01469, 333-01471, 333-16181, 333-18965, 333-79465, and 333-83185.




ARTHUR ANDERSEN LLP





Vienna, VA
December 16, 1999